                                                                   EXHIBIT 10.29

                        INCENTIVE STOCK OPTION AGREEMENT

                        UNDER THE PRIMIX SOLUTIONS, INC.

                                 1995 STOCK PLAN

         Pursuant to the Primix Solutions Inc. 1995 Stock Plan, as amended through the date hereof (the "Plan"), Primix Solutions Inc. (the "Company") hereby grants to the Optionee named in EXHIBIT A attached hereto an option (the "Stock Option") to purchase on or prior to the Expiration Date specified in EXHIBIT A all or part of the number of shares ("Option Shares") of Common Stock, par value $.001 per share (the "Stock"), of the Company specified in EXHIBIT A at the Option Exercise Price per Share specified in EXHIBIT A subject to the terms and conditions set forth herein and in the Plan.

         1. VESTING SCHEDULE. No portion of this Stock Option may be exercised until such portion shall have vested. Except as set forth below, and subject to the discretion of the Committee (as defined in paragraph 2 of the Plan) to accelerate the vesting schedule hereunder, for so long as the Optionee is a director of, or employed as an employee or officer of, or retained to render services as a consultant of, the Company or a Related Corporation, this Stock Option shall vest in accordance with such other vesting schedule as may be specified in EXHIBIT A.

                  (a) EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which a majority of the outstanding voting power of the Company is acquired by another person or entity (other than a holding company formed by the Company), (c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of fifty percent (50%) or more of the outstanding stock of the Company to an unrelated person or entity (in each case, a "Transaction"), other than a merger transaction to be accounted for as a "pooling of interests" under APB No. 16 in which the surviving entity assumes this Stock Option (a "Pooling Transaction"), this Stock Option shall be deemed fully vested and exercisable as of the closing or consummation of such Transaction, provided that such acceleration and any notice of exercise of options that become vested as of such closing or consummation shall in all cases be subject to and contingent upon such closing or consummation. From and after the closing or consummation of any such Transaction, other than a Pooling Transaction, this Stock Option shall terminate and no longer be exercisable as to any Option Shares unexercised on or prior to the closing or consummation date of such Transaction, unless provision is made in such Transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, if any, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of a Pooling Transaction, this Stock Option shall remain in effect in accordance with its terms as provided herein and shall become an obligation of the surviving entity, with appropriate adjustments to the number and kind of shares and the per share exercise price as contemplated by the Stock Plans. In the event of any Transaction subject to this Section, the Company shall give to the Optionee written notice thereof at least fifteen (15) days prior to the closing or anticipated consummation date, or the record date for such transaction, if earlier.

                  (b) EFFECT OF TERMINATION OF EMPLOYMENT WITHOUT CAUSE. Notwithstanding anything herein to the contrary, this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its Related Corporations is terminated by the Company without Cause (as hereinafter defined) or by the Optionee for Good Reason. For purposes hereof, "cause" for termination shall mean: (i) dishonest statements or acts of the Optionee with respect to the Company or any Related Corporation or acting in a manner that discredits or is detrimental to the reputation, character or standing of the Company or any Related Corporation;
(ii) the commission by or indictment of the Optionee for (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, including, without limitation, any form of harassment ("indictment," for these purposes, means an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made); (iii) the Optionee shall commit a breach of any of the covenants, terms or provisions of the standard Company employee agreements regarding inventions, proprietary rights, confidentiality and non-competition;
(iv) the Optionee shall have failed to comply with written instructions from the Company's President or shall have substantially failed to perform the Optionee's duties; or (v) gross negligence, willful misconduct or insubordination of the Optionee with respect to the Company or any Related Corporation. As used herein, the term "Good Reason" shall mean the occurrence of any of the following events:
(a) a substantial adverse change in the nature or scope of the Optionee's responsibilities, authorities, powers, functions or duties; (c) a reduction in the Optionee's annual base salary except for across-the-board salary reductions similarly affecting all, or substantially all, management employees; or (c) the relocation of the offices at which the Optionee is principally employed to a location more than fifty (50) miles from such offices.

         2. MANNER OF EXERCISE.

                  (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Company of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

         Payment of the purchase price for the Option Shares may be made in cash, by certified or bank check or other instrument acceptable to the Committee.

         The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

                  (b) Certificates for the shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares of Stock to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

                  (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

                  (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

         3. TERMINATION OF EMPLOYMENT. If the Optionee's employment with the Company or a Related Corporation (as defined in the Plan) is terminated, this Stock Option shall no longer vest and the period within which to exercise the Stock Option to the extent then vested and exercisable may be subject to earlier termination as set forth below.

                  (a) TERMINATION DUE TO DEATH. If the Optionee's employment with the Company or Related Corporation terminates by reason of death, any Stock Option held by the Optionee, to the extent exercisable, may thereafter be exercised by the Optionee's personal representative or beneficiary who has acquired the Stock Option by will or by the laws of descent and distribution for a period of 360 days from the date of death or until the Expiration Date, if earlier.

                  (b) TERMINATION DUE TO DISABILITY. If the Optionee's employment with the Company or Related Corporation terminates by reason of disability (as defined in Paragraph 10 of the Plan), any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 360 days from the date of termination or until the Expiration Date, if earlier.

                  (c) TERMINATION OF EMPLOYMENT. If the Optionee's employment with the Company or Related Corporation terminates for any reason other than death or disability (as defined in paragraph 10 of the Plan), and unless otherwise determined by the Committee, any Stock Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of fifteen (15) days from the date of termination or until the Expiration

Date, if earlier. Any Stock Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

         4. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by the general terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein or in EXHIBIT A attached hereto and incorporated herein.

         5. TRANSFERABILITY. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's personal representative or beneficiary.

         6. STATUS OF THE STOCK OPTION. This Stock Option is intended to qualify as an "Incentive Stock Option" under Section 422 of the Code, but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will notify the Company within 30 days after such disposition.

         7. MISCELLANEOUS.

                  (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

                  (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any Related Corporation.

                  (c) Pursuant to paragraph 16 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  EXECUTED as of the date set forth below.

                                                  PRIMIX SOLUTIONS INC.

Dated:  MARCH 11, 1999                            By:  /S/ LENNART MENGWALL
      -------------------------------------            -------------------------
                                                       Name:  Lennart Mengwall
                                                       Title:  Chairman and CEO

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Dated:  MARCH 11, 1999                          /S/ JOSEPH SEEBACH
      --------------------------------------    --------------------------------
                                                Optionee's Signature

                                                Optionee's Name:JOSEPH SEEBACH
                                                                ---------------

                                                Optionee's Address:

                                                     c/o Primix Solutions Inc.
                                                     One Arsenal Marketplace
                                                     Watertown, MA  02472

                              PRIMIX SOLUTIONS INC.

               INCENTIVE STOCK OPTION AGREEMENT (1995 STOCK PLAN)

                                    EXHIBIT A

Optionee:                                              JOSEPH SEEBACH
                                           -------------------------------------
Option Grant Date:                                     MARCH 11, 1999
                                           -------------------------------------
Option Shares:                                             12,812
                                           -------------------------------------
Option Exercise Price per Share:                          $ 2.438
                                           -------------------------------------
Expiration Date:                           TEN (10) YEARS FROM OPTION GRANT DATE

Vesting:                                   This Option shall vest and become
                                           exercisable as follows:

                                           2,562 options shall vest on March 11,
                                           2002

                                           2,563 options shall vest on June 11,
                                           2002

                                           2,562 options shall vest on September
                                           11, 2002

                                           2,562 options shall vest on December
                                           11, 2002

                                           2,563 options shall vest on March 11,
                                           2003

Special Terms:                             Options detailed on this exhibit are
                                           subject to certain conditions as
                                           outlined in the attached amendment.

This Exhibit A is made a part of, and is subject to the terms and conditions of, the attached Incentive Stock Option Agreement between Primix Solutions, Inc. and the Optionee signing below. In the event of any inconsistency between the terms of this Exhibit A and the terms of the Incentive Stock Option Agreement, the terms of this Exhibit A shall control.

By signing below, the parties acknowledge and agree to the foregoing terms and conditions.

Primix Solutions Inc.                                   Optionee

By:      /s/ LENNART MENGWALL               By:  /s/ JOSEPH SEEBACH
    -------------------------------            -------------------------------
Name:    LENNART MENGWALL                   Name:     JOSEPH SEEBACH
     -------------------------------           -------------------------------
Title:   CHAIRMAN & CEO                     Date:    3/11/99
      -------------------------------             ------------------------------
Date:    3/11/99
     -------------------------------

                              PRIMIX SOLUTIONS INC.

               INCENTIVE STOCK OPTION AGREEMENT (1995 STOCK PLAN)

                                    EXHIBIT A

Optionee:                                              JOSEPH SEEBACH
                                           -------------------------------------
Option Grant Date:                                     MARCH 11, 1999
                                           -------------------------------------
Option Shares:                                             26,251
                                           -------------------------------------
Option Exercise Price per Share:                          $ 2.438
                                           -------------------------------------
Expiration Date:                           TEN (10) YEARS FROM OPTION GRANT DATE

Vesting:                                   This Option shall vest and become
                                           exercisable as follows:

                                           5,250 options shall vest on March 11,
                                           2002

                                           5,250 options shall vest on June 11,
                                           2002

                                           5,251 options shall vest on September
                                           11, 2002

                                           5,250 options shall vest on December
                                           11, 2002

                                           5,250 options shall vest on March 11,
                                           2003

Special Terms:                             Options detailed on this exhibit are
                                           subject to certain conditions as
                                           outlined in the attached amendment.

This Exhibit A is made a part of, and is subject to the terms and conditions of, the attached Incentive Stock Option Agreement between Primix Solutions, Inc. and the Optionee signing below. In the event of any inconsistency between the terms of this Exhibit A and the terms of the Incentive Stock Option Agreement, the terms of this Exhibit A shall control.

By signing below, the parties acknowledge and agree to the foregoing terms and conditions.

Primix Solutions Inc.                                  Optionee

By:      /s/ LENNART MENGWALL               By: /s/ JOSEPH SEEBACH
   -------------------------------             -------------------------------
Name:    LENNART MENGWALL                   Name:     JOSEPH SEEBACH
     -------------------------------             -------------------------------
Title:   CHAIRMAN & CEO                     Date:    3/11/99
      -------------------------------            -------------------------------
Date:    3/11/99
     -------------------------------

                              PRIMIX SOLUTIONS INC.

               INCENTIVE STOCK OPTION AGREEMENT (1995 STOCK PLAN)

                                    EXHIBIT A

Optionee:                                              JOSEPH SEEBACH
                                           -------------------------------------
Option Grant Date:                                     MARCH 11, 1999
                                           -------------------------------------
Option Shares:                                               977
                                           -------------------------------------
Option Exercise Price per Share:                          $ 2.438
                                           -------------------------------------
Expiration Date:                           TEN (10) YEARS FROM OPTION GRANT DATE

Vesting:                                   This Option shall vest and become
                                           exercisable as follows:

                                           195 options shall vest on March 11,
                                           2002

                                           196 options shall vest on June 11,
                                           2002

                                           195 options shall vest on September
                                           11, 2002

                                           195 options shall vest on December
                                           11, 2002

                                           196 options shall vest on March 11,
                                           2003

Special Terms:                             Options detailed on this exhibit are
                                           subject to certain conditions as
                                           outlined in the attached amendment.

This Exhibit A is made a part of, and is subject to the terms and conditions of, the attached Incentive Stock Option Agreement between Primix Solutions, Inc. and the Optionee signing below. In the event of any inconsistency between the terms of this Exhibit A and the terms of the Incentive Stock Option Agreement, the terms of this Exhibit A shall control.

By signing below, the parties acknowledge and agree to the foregoing terms and conditions.

Primix Solutions Inc.                                    Optionee

By:      /s/ LENNART MENGWALL               By:  /s/ JOSEPH SEEBACH
   -------------------------------              -------------------------------
Name:    LENNART MENGWALL                   Name:     JOSEPH SEEBACH
     -------------------------------              ------------------------------
Title:   CHAIRMAN & CEO                     Date:    3/11/99
      -------------------------------            -------------------------------
Date:    3/11/99
     -------------------------------

                               NOTICE OF EXERCISE

                                                        DATE:
                                                             ---------------

Primix Solutions Inc.
One Arsenal Marketplace
Watertown, MA 02472

ATTENTION:  JOAN REILLY GRIFFIN
-------------------------------

Dear Ms. Reilly Griffin:

         Pursuant to my Incentive Stock Option Agreement and Exhibit A dated as of ,I hereby elect to exercise this Option to the extent indicated:




----------------------- --------------------------- ---------------------------- ----------------------------
      Grant Date          No. of shares which I      X   Per share price             =    Total Price
                            elect to purchase
----------------------- --------------------------- ---------------------------- ----------------------------
                                                       $                          $
----------------------- --------------------------- ---------------------------- ----------------------------
                                                       $                          $
----------------------- --------------------------- ---------------------------- ----------------------------
                                                       $                          $
----------------------- --------------------------- ---------------------------- ----------------------------
                                                       $                          $
----------------------- --------------------------- ---------------------------- ----------------------------


         Enclosed with this letter is full payment of the total price of the shares described above in the following form;

- a check in the amount of $ _____________ payable to the order of the Corporation.

         I agree to promptly provide you with a copy of the written confirmation when I sell the shares which are being purchased pursuant to the option exercise, indicating the date of sale and the net sale proceeds to me.

         Kindly issue a certificate or certificates to me representing the shares which I am acquiring by this exercise, and deliver it to my address.

                                         Very truly yours,


                                         -------------------------------

                                         Name (Print):
                                                      -------------------------